UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 24, 2003

NOVOSTE CORPORATION

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	0-20727 (Commission File Number)	59-2787476 (IRS Employer Identification)

3890 Steve Reynolds Blvd., Norcross, GA 30093

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (770) 717-0904

(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

The following exhibit is furnished pursuant to Item 12:

Exhibit 99.1: Earnings Release of Novoste Corporation dated July 24, 2003

The following exhibit is furnished pursuant to Item 9:

Exhibit 99.2: Transcript of Conference Call of Novoste Corporation conducted on July 24, 2003

ITEM 9. REGULATION FD DISCLOSURE

On July 24, 2003, Novoste Corporation issued a press release announcing the Company’s earnings for the quarter ended June 30, 2003. A copy of the release is furnished with this report as an exhibit pursuant to Item 12 under Item 9 of this Form 8-K.

Also on July 24, 2003, Novoste Corporation conducted a conference call to discuss, among other things, the Company’s earnings for the quarter ended June 30, 2003. The conference call was broadcast over the Internet and open to the public. A transcript of the conference call is furnished with this report as an exhibit pursuant to Item 9 of this Form 8-K.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NOVOSTE CORPORATION (Registrant)

Date: July 31 , 2003	By:	/s/ Subhash C. Sarda
Subhash C. Sarda Acting Chief Financial Officer

3

EXHIBIT INDEX

Exhibit 99.1: Earnings Release of Novoste Corporation dated July 24, 2003

Exhibit 99.2: Transcript of Conference Call of Novoste Corporation conducted on July 24, 2003

4